UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

HUMAN GENOME SCIENCES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-14169	22-3178468
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 Shady Grove Road, Rockville, Maryland	20850-7464
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 309-8504

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2010, after the Annual Meeting (as defined below) the Board of Directors of Human Genome Sciences, Inc. (the “Company”), in accordance with Section 8.1 of the Company’s By-Laws, adopted Amended and Restated By-Laws (the “Amended and Restated Bylaws”) to (i) grant authority to the Chief Executive Officer of the Company to appoint and remove officers of the Company below the level of Senior Vice President, (ii) make certain technical amendments with respect to the provisions regarding the removal of a director, (iii) reflect recent changes to the Delaware General Corporation Law that allow the Board to fix one date as the record date to determine the stockholders entitled to receive notice of a stockholder meeting and fix another later date on or before the date of the meeting as the record date to determine stockholders entitled to vote at the meeting and (iv) update the corporate indemnification obligations for the Company’s officers and directors. A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1.

On May 20, 2010, the Company filed a Certificate of Elimination to declassify its Series A Junior Participating Preferred Stock (the “Preferred Stock”). The Preferred Stock was originally classified in order to be available upon exercise of rights granted pursuant to the Company’s Shareholder Rights Plan, which previously expired. A copy of the Certificate of Elimination as filed with the Secretary of State of the State of Delaware is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2010, the Company held its annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders approved two proposals. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting.

Proposal 1

The Company’s stockholders elected nine individuals to the Board of Directors as set forth below:

	Votes	Votes	Broker
Name	For	Withheld	Non-Votes
Richard J. Danzig	143,608,857	301,166	23,161,915
Jürgen Drews, M.D.	141,859,145	2,050,878	23,161,915
Maxine Gowen, Ph.D.	143,569,567	340,456	23,161,915
Tuan Ha-Ngoc	143,563,730	346,293	23,161,915
A. N. “Jerry” Karabelas, Ph.D.	141,840,570	2,069,453	23,161,915
John L. LaMattina, Ph.D.	143,561,928	348,095	23,161,915
Augustine Lawlor	143,559,928	350,095	23,161,915
H. Thomas Watkins	143,564,836	345,187	23,161,915
Robert C. Young, M.D.	137,503,071	6,406,952	23,161,915

Proposal 2

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010, as set forth below:

Votes	Votes
For	Against	Abstentions
164,652,519	2,115,961	303,458

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated By-Laws, as of May 20, 2010
3.2	Certificate of Elimination of Series A Junior Participating Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.

/s/ James H. Davis, Ph.D.

Name:	James H. Davis, Ph.D.
Title:	Executive Vice President, General Counsel and Secretary

Date: May 24, 2010

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Bylaws, as of May 20, 2010
Exhibit 3.2	Certificate of Elimination of Series A Junior Participating Preferred Stock

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